UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1.	Report to Stockholders.

(a)

Blackstone

Blackstone Floating Rate Enhanced Income Fund

Nasdaq:
BGFLX (Class I)
BGFTX (Class T)
BGFDX (Class D)
BGFPX (Class T-I)
BGFVX (Class U)

Semi-Annual Report
March 31, 2023

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	35
Additional Information	51
Privacy Procedures	52
Trustees & Officers	63

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2023 (Unaudited)

To Our Shareholders:

Loans have turned out a stable performance over the past six-month period, notching up five consecutive months of gains before renewed volatility hit in March. All told, the market achieved a healthy 5.94% return for the period, much improved from last year's loss.1

This improvement was despite ongoing macroeconomic volatility as the Federal Reserve (the “Fed”) continued to increase base interest rates to address persistent inflation. The Fed did ease the pace of interest rate hikes starting in December, after the release of encouraging data that inflation may have peaked. The interest rate narrative shifted again over the first quarter of 2023, from hopes of a Fed pivot to lower interest rate increases in early February to a market expectation of continued high interest rates, along with the possibility of a 6% interest rate.2 Now, in light of the March banking turmoil, the Fed’s focus has moved to tightening credit conditions and potential recession.3

The broad loan market rally over the fourth quarter faded at year-end, only to resume in January as buyers and risk sentiment returned. Loan prices rose as high as $94.74 on average to levels last seen in August 2022, before dropping again during the March banking sector stress. Overall, loans ended the last six-month period higher than where they started at the beginning of the period.

Loan market issuance strengthened slightly during the period to $88.3 billion, just ahead of the $78.0 billion in the preceding six-month period.5 Borrowers rolled out amend-to-extend transactions to address near-term maturities, pushing refinancing volume to a 12-month high. This trend is expected to continue this year given the record amount of institutional loans due to mature in the next two-to-three years.6

6-Month Total Returns as of March 31, 2023

US Loans
(Morningstar LSTA US Leveraged Loan Index)	5.94%
High Yield
(Bloomberg High Yield Index)	7.89%
3-month Treasury Bills
(Bloomberg U.S Treasury Bellwethers: 3 Month)	2.02%
10-Year Treasuries
(Bloomberg U.S Treasury Bellwethers: 10 Year)	4.41%
US Aggregate Bonds
(Bloomberg US Aggregate Bonds Index)	4.89%
US Investment Grade Bonds
(Bloomberg US Investment Grade Bonds Index)	7.26%
Emerging Markets
(Bloomberg Emerging Markets Index)	9.87%
US Large Cap Equities
(Bloomberg US Large Cap Equities Index)	15.35%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

A muted net supply, given limited merger and acquisition activity due to volatility and recent banking issues, means demand remains strong for new loans. Demand for higher-rated loans has been especially evident from collateralize loan obligation (“CLO”) buyers. CLO issuance is on a par with the volume of CLO issuance over the same period last year,7 despite challenged arbitrage. In our view, that is due to the need for newer managers to build assets under management (and generate fees) or convert some of their more seasoned warehouses into new CLOs.8

This appetite for loans has helped offset ongoing outflows from the retail channel. Loan mutual funds and exchange-traded funds (“ETFs”) experienced $23.7 billion in outflows over the past two quarters amid the volatility and $48.7 billion since outflows started in May 2022.9

From a fundamental standpoint, we believe balance sheets for most U.S. leveraged loan issuers remain relatively healthy as we head into a more difficult, lower growth, higher rate environment.10 Higher base rates are historically good news for loan investors, but they are expected to put pressure on loan borrowers. Recent data highlights that 40% of loan borrowers still have interest coverage ratios at 6x EBITDA, although these are expected to erode as the cycle progresses.11

Additionally, loan downgrades have exceeded upgrades for 11 straight months and default rates for loans have risen further to 1.7%.12 Default rates remain within the historical average for now,13 although are forecasted to increase through the rest of 2023 and into 2024 to 3.5% and 4.0%, respectively.14

As a result, we have become increasingly proactive in increasing quality and reducing exposure to lower-rated assets, so that our exposure to assets priced at less than $80 is below the loan index.15

Looking ahead, we remain cautious given the uncertain environment. Credit, including loans, has strengthened amid greater stability as the second quarter of 2023 gets underway, but volatility is expected to shape the investment landscape until rates stabilize.16 Further, we believe an uncertain outlook could feed market anxiety.

2	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2023 (Unaudited)

The contraction in credit conditions due to the recent banking stress could, in our view, bring forward the point of peak interest rates, while also accelerating a potential recession in the United States and Europe.

However, we believe active management is key to be able to quickly adapt to situations, both defensively, in regard to deteriorating credits, and offensively, when it comes to an opportunity. Yields are at decade highs,17 and we expect the ongoing volatility to create new opportunities for experienced and active managers to outperform.

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com and www.bgflx.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

[1]	Morningstar LSTA US Leveraged Loan Index, as of March 31, 2023.
[2]	JPM Research, Credit Watch: How Bad Can Bad Be?: Stress-testing our views on default rates and delinquencies across the spread complex, as of March 29, 2023.
[3]	JPM Research, Credit Watch: How Bad Can Bad Be?: Stress-testing our views on default rates and delinquencies across the spread complex, as of March 29, 2023.
[4]	Morningstar LSTA US Leveraged Loan Index, as of March 31, 2023.
[5]	LCD, as of March 31, 2023.
[6]	LCD, as of March 31, 2023.
[7]	LCD, as of March 31, 2023.
[8]	Creditflux’s “The Last Tranche Podcast” with Rob Zable, as of April 17, 2023.
[9]	JPM, Lipper, as of March 31, 2023.
[10]	JPM 4Q Leveraged Loan Fundamentals, as of March 28, 2023.
[11]	JPM 4Q Leveraged Loan Fundamentals, as of March 28, 2023.
[12]	JPM Default Monitor, as of March 3, 2023.
[13]	JPM High Yield and Leveraged Loan Morning Intelligence, as of April 11, 2023.
[14]	JPM High Yield and Leveraged Loan Morning Intelligence, as of April 11, 2023.
[15]	Morningstar LSTA US Leveraged Loan Index, as of March 31, 2023.
[16]	Blackstone Insights, Joe Zidle & Byron Wien, Turbulence Shakes Opportunities Loose, as of March 21, 2023.
[17]	CMBS (Bloomberg CMBS Index), IG Corp (Bloomberg Investment Grade Index), HY Corp (Bloomberg HY Index), US Loans (JPM Leveraged Loan Index Avg Yield To Maturity), Direct Lending (Cliffwater Direct Lending Index and internal Blackstone Direct Lending data), CLO – Mezz (J.P. Morgan CLOIE BB index).

Semi-Annual Report | March 31, 2023	3

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2023 (Unaudited)

Fund Overview

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including ETFs. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

The Fund’s Class I, Class T, Class D, Class T-I, Class U outperformed the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), for the three-month, six-month, and three-year periods and underperformed for the one-year and since inception periods. The Fund’s Class I underperformed the Morningstar LLI for the five-year period.

NAV Performance Factors

The Fund’s performance relative to the benchmark for the six months ended March 31, 2023 was primarily attributable to the Fund’s use of leverage, its allocation to CLO securities and its allocation to high yield bonds. By issuer, the largest positive contributors to performance were Endurance International Group Holdings, Inc., Park River Holdings, Inc., and CoreLogic, Inc., and the most significant detractors were Lumen Technologies, Inc., Crown Finance US, Inc., and AMC Entertainment Holdings, Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to take advantage of relative value opportunities between loans, high yield and CLO securities. The Fund’s largest sector overweights were Financial Services, Healthcare Providers & Services and Industrial Conglomerates; the largest sector underweights included Machinery, Specialty Retail and Capital Markets. The Fund increased its allocation to CLO securities during the period and decreased its allocation to high yield bonds.

As of March 31, 2023, the Fund held 89.6% of its Managed Assets in first lien loans, 4.5% in second lien loans, 2.2% in corporate bonds, 5.9% in CLO securities, and 1.6% in equity securities. The Fund has an average position size representing 0.28% of Managed Assets of the Fund.

4	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which is no guarantee of future results. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bgflx.com.

Value of a $1,000,000 Investment Since Inception at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund from January 18, 2018 (commencement of operations) to March 31, 2023, assuming the reinvestment of distributions.

Total Return (as of March 31, 2023)

	3 Month	6 Month^	1 Year	3 Year†	5 Year†	Since Inception†
Class I*	3.97%	6.37%	-2.45%	10.49%	3.13%	3.14%
Class T*	3.85%	6.11%	-2.96%	9.95%	N/A	2.54%
Class T* w/ 2.5% Sales Load**	1.25%	3.47%	-5.39%	9.02%	N/A	2.02%
Class D*	3.95%	6.24%	-2.72%	10.21%	N/A	2.60%
Class T-I*	3.86%	6.08%	-2.96%	10.06%	N/A	2.28%
Class T-I* w/ 3.5% Sales Load***	0.21%	2.36%	-6.37%	8.76%	N/A	1.36%
Class U*	3.88%	6.10%	-2.93%	9.95%	N/A	2.13%
Morningstar LSTA US Leveraged Loan Index****	3.23%	5.94%	2.54%	8.52%	3.63%	3.67%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Assumes payment of the full front-end 3.5% sales load at initial subscription.
****	Inception to date returns for the Morningstar LLI are based on the I Share inception date of January 18, 2018.
^	Excludes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended March 31, 2023 may differ from the net asset value for financial reporting purposes.
†	Annualized.

Semi-Annual Report | March 31, 2023	5

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2023 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Coupon	8.41%
Current Dividend Yield – I Share^	9.60%
Current Dividend Yield – T Share^	9.10%
Current Dividend Yield – D Share^	9.34%
Current Dividend Yield – T-I Share^	9.09%
Current Dividend Yield – U Share^	9.09%
Average Duration^^	0.20 yr
Average Position*	0.28%
Leverage*	28.78%

^	Represents annualized distribution rate of I Share, T Share, D Share, T-I Share and U Share. Reflects March month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (“NAV”) per share, for each respective class, for each day in the month for which a daily dividend is declared.
^^	Loan durations are based on the actual remaining time until respective reference rates are reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Spdr Blackstone Senior Loan Etf	1.6%
Froneri International, Ltd.	1.0%
Weld North Education Llc	1.0%
Virgin Media Bristol Llc	1.0%
Ziggo Financing Partners	1.0%
Level 3 Financing Inc	1.0%
UPC Financing Partnership	1.0%
Telenet Financing Usd Llc	1.0%
Trans Union LLC	0.9%
Endurance International Group Holdings Inc	0.9%
Top 10 Issuers	10.4%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	9.6%
Healthcare Providers & Services	8.8%
Financial Services	8.8%
Media	5.9%
Hotels, Restaurants & Leisure	5.4%
Top 5 Industries	38.5%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

6	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS - 132.11%(a)
Aerospace & Defense - 4.41%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/15/2029	$1,948,077	$1,909,114
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	2,983,645	2,580,853
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	606,843	524,919
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,265,730	3,231,717
TransDigm Inc., TLI, First Lien Term Loan, 3M SOFR + 3.25%, 08/24/2028	1,814,616	1,787,467
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	1,225,769	1,221,504
		11,255,574

Air Freight & Logistics - 1.45%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,555,932	1,511,199
XPO Logistics Inc, First Lien Refinancing Term Loan, First Lien Term Loan, 1M US L + 2.00%, 02/24/2025	2,200,000	2,198,350
		3,709,549

Automobile Components - 1.22%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M SOFR + 5.25%, 07/25/2029	2,101,533	2,010,116
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,117,555	1,098,518
		3,108,634

Beverages - 0.94%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,665,630	2,403,239

Biotechnology - 0.89%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 1M US L + 2.00%, 11/15/2027	2,322,991	2,279,923

Broadline Retail - 0.97%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	2,487,342	2,482,156

Building Products - 3.51%
Chariot Buyer LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/03/2028	1,579,921	1,521,464
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,178,309	1,043,687
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 11/23/2027	2,481,559	2,213,464
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 03/12/2028	3,207,024	3,086,760
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,138,014	1,099,766
		8,965,141

Capital Markets - 1.22%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,076,800	1,054,364
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 06/30/2028	2,092,152	2,064,138
		3,118,502

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	7

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Chemicals - 1.97%
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	$1,446,320	$1,437,280
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	559,383	552,158
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	1,075,306	1,066,435
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	1,366,669	1,365,460
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US L + 0.00%, 03/02/2028	609,043	608,281
		5,029,614

Commercial Services & Supplies - 4.43%
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	2,385,997	2,203,063
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	2,337,278	2,330,453
Covanta 11/21 TLC, First Lien Term Loan, 1M SOFR + 2.50%, 11/30/2028	176,400	175,885
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	860,357	761,240
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,723,500	1,671,071
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,826,813	1,773,534
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	1,026,154	946,627
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,555,651	1,318,033
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 2.75%, 02/05/2026	128,868	126,746
		11,306,652

Communications Equipment - 0.06%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	517,874	146,299

Construction & Engineering - 2.33%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	2,152,022	2,103,601
APi Group DE, Inc., First Lien Term Loan, 1M US L + 2.75%, 01/03/2029	1,270,965	1,272,553
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	1,895,153	1,888,255
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	727,683	680,158
		5,944,567

Construction Materials - 1.54%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	1,994,845	1,968,354
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,982,281	1,965,095
		3,933,449

Containers & Packaging - 2.34%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	394,187	393,325
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	813,214	789,582
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US L + 1.75%, 02/04/2027	2,485,359	2,470,385
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/12/2028	813,309	810,056
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/03/2028	1,534,479	1,501,872
		5,965,220

Distributors - 0.81%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	2,176,362	2,057,000

See Notes to Financial Statements.

8	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Diversified Consumer Services - 5.18%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M SOFR + 4.25%, 06/22/2029	$841,175	$833,289
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M SOFR + 4.25%, 06/22/2029	1,822,546	1,805,460
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027(b)	704,892	81,648
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	270,275	260,591
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	2,040,706	2,036,991
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.50%, 03/02/2029(c)	734,594	699,700
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 02/10/2029	2,105,748	2,077,847
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	1,945,038	1,800,989
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	3,634,386	3,626,063
		13,222,578

Diversified Telecommunication Services - 4.49%
Level 3 Financing, Inc., First Lien Term Loan, 1M SOFR + 1.75%, 03/01/2027	4,212,903	3,568,666
Lumen Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 03/15/2027	1,993,656	1,324,535
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	3,528,642	3,469,096
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,890,777	995,021
Zacapa S.A.R.L., First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	2,136,433	2,095,617
		11,452,935

Electric Utilities - 0.48%
Miron Technologies, Inc., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	1,226,324	1,219,616

Electrical Equipment - 0.80%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	2,132,950	2,035,101

Electronic Equipment, Instruments & Components - 1.16%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	2,374,168	2,361,929
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	599,885	583,886
		2,945,815

Entertainment - 1.74%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	1,046,796	766,124
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/26/2026	2,435,995	2,352,258
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(b)	2,035,680	321,261
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 4.75%, 09/30/2026(b)	321,236	50,683
NASCAR Holdings, Inc., TLB, First Lien Term Loan, 1M US L + 2.50%, 10/19/2026	937,327	938,794
		4,429,120

Financial Services - 3.90%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US L + 1.75%, 04/28/2028	1,795,448	1,788,266
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	698,584	645,100
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	2,431,574	2,305,156
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	592,784	517,945
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,821,184	2,580,593

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	9

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Financial Services (continued)
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(c)	$2,100,715	$2,103,341
		9,940,401

Food Products - 2.20%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	3,801,797	3,756,821
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,874,068	1,863,911
		5,620,732

Ground Transportation - 1.63%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	1,939,974	1,910,875
Uber Technologies, Inc., TLB, First Lien Term Loan 03/03/2030	2,251,247	2,249,310
		4,160,185

Health Care Equipment & Supplies - 5.09%
Artivion, Inc., First Lien Initial Term Loan, 3M SOFR + 3.50%, 1.00% Floor, 06/01/2027	2,384,667	2,219,970
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	3,221,928	2,927,122
Bausch + Lomb Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 05/10/2027	1,054,666	1,026,833
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,858,448	1,677,249
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,359,560	2,173,414
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	3,172,132	2,966,435
		12,991,023

Health Care Providers & Services - 12.24%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	555,686	471,872
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	2,688,353	2,282,868
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	1,597,991	1,577,353
Envision Healthcare Corp., First Lien Term Loan:
3M SOFR + 4.25%, 03/31/2027	1,852,537	472,397
3M SOFR + 7.88%, 03/31/2027	286,403	242,487
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,871,930	510,101
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	617,578	436,936
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	2,287,380	1,620,231
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(c)	1,387,088	1,324,669
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,561,700	1,473,206
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	2,017,692	1,926,896
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/01/2028	94,826	92,396
NAPA Management Services Corp., First Lien Term Loan, 3M SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,327,442	967,374
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	3,305,741	2,544,512
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 03/02/2028	93,780	72,185
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,964,921	1,749,762
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	2,387,774	2,103,223

See Notes to Financial Statements.

10	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Health Care Providers & Services (continued)
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(d)	$256,284	$251,238
3M US L + 3.25%, 0.50% Floor, 12/29/2028	1,687,705	1,654,474
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,373,588	3,026,109
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,930,060	1,887,975
Radiology Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 07/09/2025	1,359,540	1,102,499
Radnet Management, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 04/23/2028	1,498,101	1,489,367
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,248,687	1,933,871
		31,214,001

Health Care Technology - 2.15%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(d)	318,495	298,987
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	2,593,949	2,435,069
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	1,039,248	1,002,781
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,758,951	1,759,505
		5,496,342

Hotels, Restaurants & Leisure - 7.34%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,994,859	1,979,069
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	2,446,164	2,442,727
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,946,937	1,863,161
Caesars Entertainment, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,869,049	1,862,816
Carnival Corp., First Lien Term Loan, 1M US L + 3.25%, 0.75% Floor, 10/18/2028	1,017,080	996,103
Chariot Buyer LLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,877,328	1,881,731
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	412,894	413,583
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 4.00%, 01/27/2029	748,111	738,251
Flutter Financing B.V., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,803,497	1,805,932
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	2,000,000	1,833,760
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	2,938,115	2,911,598
		18,728,731

Independent Power and Renewable Electricity Producers - 0.78%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,989,664	1,980,472

Industrial Conglomerates - 4.20%
Bettcher Industries, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/14/2028	1,202,416	1,158,077
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	2,752,872	2,720,182
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	96,966	88,421
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,793,710	1,635,640
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M SOFR + 4.50%, 04/05/2029	2,195,627	2,100,951
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	2,363,656	2,184,905
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	836,085	816,775
		10,704,951

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	11

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Insurance - 2.32%
AmWINS Group, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.75% Floor, 02/19/2028	$325,062	$324,149
1M US L + 2.25%, 0.75% Floor, 02/19/2028	2,496,058	2,470,236
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,215,796	2,195,621
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M SOFR + 0.00%, 03/24/2030(c)	936,047	932,536
		5,922,542

Interactive Media & Services - 0.62%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	698,228	694,880
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M SOFR + 6.25%, 02/23/2029	972,997	897,994
		1,592,874

IT Services - 3.78%
AG Group Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/29/2028(c)	1,944,891	1,925,441
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M SOFR + 7.00%, 02/19/2029	2,302,775	2,140,936
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	3,528,750	3,308,203
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,683,666	1,660,516
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M SOFR + 3.25%, 03/01/2030(c)	612,405	611,640
		9,646,736

Leisure Products - 0.48%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,213,494	1,213,494

Life Sciences Tools & Services - 2.90%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	2,046,193	2,034,172
Curia Global, Inc., First Lien 2021 Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,900,181	2,486,006
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	1,347,985	1,343,772
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,546,096	1,530,929
		7,394,879

Machinery - 0.28%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	726,745	724,322

Media - 8.12%
Charter Communications Operating LLC, First Lien Term Loan, 1M SOFR + 1.75%, 02/01/2027	1,542,010	1,289,830
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,727,622	1,613,892
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	2,035,342	2,035,708
iHeartCommunications, Inc., First Lien New Term Loan, 1M US L + 3.00%, 05/01/2026	1,000,000	889,450
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,840,680	1,513,711
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	2,343,045	2,335,067
3M SOFR + 4.25%, 06/24/2029	309,931	308,304
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	3,382,836	3,310,950
UPC Financing Partnership, First Lien Term Loan, 1M US L + 2.93%, 01/31/2029	250,000	245,574

See Notes to Financial Statements.

12	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Media (continued)
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	$2,742,113	$2,703,723
1M US L + 3.25%, 01/31/2029	900,000	892,467
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	3,622,991	3,585,258
		20,723,934

Mortgage Real Estate Investment Trusts (REITs) - 0.32%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	437,732	403,808
1M US L + 2.75%, 0.50% Floor, 04/23/2026	437,767	411,500
		815,308

Oil, Gas & Consumable Fuels - 1.79%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	1,104,351	1,103,125
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	2,961,185	2,875,518
WHITEWATER WHISTLER HOLDINGS, LLC TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/15/2030	590,086	588,611
		4,567,254

Passenger Airlines - 3.16%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	1,296,742	1,296,340
American Airlines, Inc., First Lien 2020 Term Loan, 6M US L + 3.00%, 01/29/2027	1,432,919	1,401,954
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.75%, 02/15/2028	875,318	857,265
Brown Group Holding LLC, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,838,091	2,817,401
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,686,448	1,678,226
		8,051,186

Pharmaceuticals - 1.28%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M SOFR + 1.75%, 08/01/2027	1,894,740	1,856,684
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,532,013	1,405,622
		3,262,306

Professional Services - 6.53%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	1,144,162	1,141,748
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	2,669,198	2,415,625
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	2,629,123	2,250,726
Corporation Service Company, First Lien Term Loan, 1M SOFR + 3.25%, 11/02/2029	832,433	832,046
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	440,000	407,183
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,906,073	1,905,673
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M SOFR + 4.75%, 04/29/2029	976,544	867,903
Inmar, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/01/2024	2,284,240	2,196,091
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,161,016	1,147,664
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	147,929	144,601
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	2,833,300	2,818,127
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	534,884	531,763

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	13

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Professional Services (continued)
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	$4,440	$4,387
		16,663,537

Semiconductors & Semiconductor Equipment - 0.63%
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,623,200	1,611,026

Software - 13.44%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	827,040	804,987
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	2,472,392	2,468,596
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	2,640,230	2,528,020
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	2,309,310	2,237,144
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	2,641,054	2,446,276
DTI Holdco, Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/26/2029	1,127,241	1,049,884
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	868,834	836,252
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,165,380	1,150,539
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M
SOFR + 4.00%, 0.75% Floor, 11/19/2026	3,226,461	2,886,876
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	3,005,003	2,884,803
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,691,761	1,489,596
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	354,888	286,572
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	772,388	469,612
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	2,182,240	2,175,420
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	2,431,229	2,013,581
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.75%, 05/02/2029	602,729	569,579
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	423,113	394,845
Proofpoint, Inc., TL, First Lien Term Loan, 1M US L + 3.25%, 08/31/2028	748,106	732,934
Quest Borrower Ltd., First Lien Term Loan, 3M SOFR + 4.25%, 02/01/2029	2,000,678	1,643,337
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	1,938,550	1,816,014
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	279,244	277,451
1M US L + 2.25%, 0.50% Floor, 03/22/2029	420,756	418,055
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	3,034,624	2,708,402
		34,288,775

Specialty Retail - 0.65%
EG Group, Ltd., First Lien Additional Facility Term Loan:
1M US L + 4.00%, 02/07/2025	1,420,159	1,362,799
1M US L + 4.25%, 0.50% Floor, 03/31/2026	314,279	301,629
		1,664,428

Technology Hardware, Storage & Peripherals - 0.73%
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	2,170,061	1,858,115

Textiles, Apparel & Luxury Goods - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,353,199	1,279,618

Trading Companies & Distributors - 2.04%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,080,442	2,026,933

See Notes to Financial Statements.

14	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Trading Companies & Distributors (continued)
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	$2,508,036	$2,316,020
SRS Distribution, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 06/02/2028	886,977	857,485
		5,200,438

Wireless Telecommunication Services - 1.07%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	2,747,480	2,716,572

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $354,020,796)		337,044,866

COLLATERALIZED LOAN OBLIGATION SECURITIES - 8.26%(a)
Diversified Financial Services - 2.50%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(c)(e)	500,000	439,777
AMMC CLO 24, Ltd., 3M US L + 3.40%, 01/20/2035(c)(e)	1,300,000	1,188,605
Apidos CLO XXXV, 3M US L + 2.65%, 04/20/2034(c)(e)	1,000,000	908,619
Barings Clo, Ltd. 2021-III, 3M US L + 6.65%, 01/18/2035(c)(e)	1,000,000	859,058
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(c)(e)	1,000,000	915,074
Signal Peak CLO 10, Ltd., 3M US L + 3.20%, 01/24/2035(c)(e)	2,250,000	2,067,030
		6,378,163

Financial Services - 5.76%
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(c)(e)	1,000,000	921,148
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(c)(e)	500,000	444,403
CarVal CLO I, Ltd., 3M US L + 5.77%, 07/16/2031(c)(e)	1,000,000	824,952
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(c)(e)	250,000	226,656
HalseyPoint CLO 4, Ltd., 3M US L + 6.71%, 04/20/2034(c)(e)	1,000,000	905,976
Halseypoint Clo 5, Ltd., 3M US L + 6.94%, 01/30/2035(c)(e)	1,500,000	1,344,849
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(c)(e)	833,000	674,204
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(c)(e)	1,000,000	894,833
OCP CLO 2017-13, Ltd., 3M US L + 6.50%, 07/15/2030(c)(e)	1,500,000	1,311,198
Palmer Square CLO 2019-1, Ltd., 3M US L + 6.50%, 11/14/2034(c)(e)	1,000,000	862,943
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(c)(e)	1,000,000	874,812
Parallel CLO 2019-1, Ltd., 3M US L + 6.72%, 07/20/2032(c)(e)	667,000	579,642
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(c)(e)	1,000,000	908,059
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(c)(e)	500,000	440,494
Regatta CLO XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(c)(e)	250,000	231,708
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(c)(e)	500,000	456,631
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(c)(e)	1,000,000	869,755
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(c)(e)	500,000	449,662
Sound Point CLO XXVII, Ltd., 3M US L + 6.56%, 10/25/2034(c)(e)	1,000,000	788,688
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(c)(e)	800,000	683,415
		14,694,028

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $23,031,698)		21,072,191

CORPORATE BONDS - 3.12%
Aerospace & Defense - 0.20%
Bombardier, Inc.:
7.125%, 06/15/2026(e)	20,000	20,090
7.500%, 02/01/2029(e)	132,000	134,970
Rolls-Royce PLC, 3.625%, 10/14/2025(e)	75,000	71,437

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	15

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Aerospace & Defense (continued)
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	$80,000	$67,894
TransDigm, Inc.:
4.625%, 01/15/2029	60,000	53,402
4.875%, 05/01/2029	110,000	97,481
Triumph Group, Inc., 7.750%, 08/15/2025	75,000	68,914
		514,188

Airlines - 0.01%
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	30,000	27,557

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	50,000	43,439

Banks - 0.05%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	90,000	85,359
LD Holdings Group LLC, 6.500%, 11/01/2025(e)	60,000	37,875
		123,234

Beverages - 0.02%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	50,000	43,689

Broadline Retail - 0.03%
Rakuten Group, Inc., 10.250%, 11/30/2024(e)	75,000	71,344

Building Products - 0.06%
Builders FirstSource, Inc.:
4.250%, 02/01/2032(e)	15,000	13,084
6.375%, 06/15/2032(e)	70,000	70,317
Griffon Corp., 5.750%, 03/01/2028	55,000	51,069
JELD-WEN, Inc., 4.875%, 12/15/2027(e)	35,000	29,818
		164,288

Chemicals - 0.12%
Ashland LLC, 3.375%, 09/01/2031(e)	72,000	58,967
Chemours Co., 4.625%, 11/15/2029(e)	55,000	45,425
Methanex Corp., 5.250%, 12/15/2029	68,000	63,651
Rayonier AM Products, Inc., 7.625%, 01/15/2026(e)	75,000	70,620
Valvoline, Inc., 3.625%, 06/15/2031(e)	65,000	55,269
		293,932

Commercial Services & Supplies - 0.03%
GFL Environmental, Inc., 4.250%, 06/01/2025(e)	50,000	48,836
Stericycle, Inc., 3.875%, 01/15/2029(e)	40,000	34,969
		83,805

Communications Equipment - 0.02%
Viasat, Inc., 6.500%, 07/15/2028(e)	72,000	53,280

Consumer Finance - 0.14%
Enova International, Inc., 8.500%, 09/15/2025(e)	25,000	23,726
FirstCash, Inc., 5.625%, 01/01/2030(e)	60,000	55,432

See Notes to Financial Statements.

16	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Consumer Finance (continued)
Navient Corp.:
5.000%, 03/15/2027	$120,000	$105,851
5.625%, 08/01/2033	20,000	14,862
OneMain Finance Corp.:
3.500%, 01/15/2027	10,000	8,404
3.875%, 09/15/2028	75,000	59,541
PRA Group, Inc.:
8.375%, 02/01/2028(e)	27,000	27,020
5.000%, 10/01/2029(e)	72,000	60,329
World Acceptance Corp., 7.000%, 11/01/2026(e)	10,000	7,463
		362,628

Containers & Packaging - 0.06%
Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028(e)	15,000	14,262
OI European Group BV, 4.750%, 02/15/2030(e)	156,000	142,940
		157,202

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	30,000	28,497
Service Corp. International, 4.000%, 05/15/2031	20,000	17,582
		46,079

Diversified Financial Services - 0.03%
goeasy, Ltd., 5.375%, 12/01/2024(e)	75,000	70,822

Diversified REITs - 0.06%
Service Properties Trust:
4.750%, 10/01/2026	110,000	91,958
4.950%, 02/15/2027	80,000	67,805
		159,763

Diversified Telecommunication Services - 0.10%
Cogent Communications Group, Inc.:
3.500%, 05/01/2026(e)	70,000	65,338
7.000%, 06/15/2027(e)	15,000	14,886
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	98,000	77,760
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	110,000	104,258
		262,242

Electric Utilities - 0.03%
PG&E Corp., 5.250%, 07/01/2030	80,000	74,366

Energy Equipment & Services - 0.12%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	110,000	105,706
Oceaneering International, Inc., 6.000%, 02/01/2028	60,000	56,449
Transocean, Inc.:
8.000%, 02/01/2027(e)	135,000	121,506
7.500%, 04/15/2031	15,000	11,415
		295,076

Entertainment - 0.02%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(e)	84,000	55,321

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	17

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) - 0.02%
Iron Mountain, Inc., 5.250%, 03/15/2028(e)	$60,000	$57,237

Financial Services - 0.12%
MGIC Investment Corp., 5.250%, 08/15/2028	60,000	57,093
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	110,000	99,929
5.750%, 11/15/2031(e)	29,000	22,527
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	80,000	63,781
5.750%, 09/15/2031(e)	95,000	75,334
		318,664

Food & Staples Retailing - 0.02%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(e)	40,000	40,142

Food Products - 0.09%
B&G Foods, Inc., 5.250%, 04/01/2025	115,000	107,217
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	50,000	49,046
5.500%, 12/15/2029(e)	70,000	66,043
		222,306

Gas Utilities - 0.04%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.875%, 08/20/2026	55,000	52,683
5.750%, 05/20/2027	50,000	47,122
		99,805

Health Care Providers & Services - 0.10%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(e)	70,000	67,875
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	40,000	24,812
6.125%, 04/01/2030(e)	52,000	31,384
Encompass Health Corp., 4.625%, 04/01/2031	140,000	122,430
		246,501

Hotels, Restaurants & Leisure - 0.30%
Carnival Corp.:
7.625%, 03/01/2026(e)	170,000	155,292
5.750%, 03/01/2027(e)	5,000	4,107
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	10,000	8,062
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(e)	70,000	67,672
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	20,000	18,748
Las Vegas Sands Corp., 3.900%, 08/08/2029	20,000	18,073
Life Time, Inc., 8.000%, 04/15/2026(e)	130,000	124,125
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	55,000	46,868
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(e)	65,000	58,410
7.500%, 10/15/2027	105,000	98,299
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(e)	90,000	85,156
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/01/2029(e)	80,000	72,760
		757,572

See Notes to Financial Statements.

18	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Household Durables - 0.18%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	$65,000	$60,541
Century Communities, Inc., 3.875%, 08/15/2029(e)	25,000	21,470
M/I Homes, Inc.:
4.950%, 02/01/2028	60,000	55,578
3.950%, 02/15/2030	15,000	12,737
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(e)	20,000	19,693
5.125%, 08/01/2030(e)	115,000	106,262
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	140,000	123,360
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	70,000	67,451
		467,092

Household Products - 0.08%
Central Garden & Pet Co., 4.125%, 10/15/2030	100,000	88,450
Energizer Holdings, Inc., 6.500%, 12/31/2027(e)	115,000	111,794
		200,244

Independent Power and Renewable Electricity Producers - 0.02%
DPL, Inc., 4.350%, 04/15/2029	70,000	62,219

Industrial Conglomerates - 0.06%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
6.250%, 05/15/2026	10,000	9,850
5.250%, 05/15/2027	160,000	150,323
		160,173

Interactive Media & Services - 0.06%
Cinemark USA, Inc.:
5.875%, 03/15/2026(e)	100,000	94,433
5.250%, 07/15/2028(e)	32,000	27,717
ZipRecruiter, Inc., 5.000%, 01/15/2030(e)	25,000	21,406
		143,556

Leisure Products - 0.01%
Vista Outdoor, Inc., 4.500%, 03/15/2029	26,000	21,018

Machinery - 0.03%
Allison Transmission, Inc.:
5.875%, 06/01/2029(e)	70,000	68,236
3.750%, 01/30/2031(e)	20,000	17,085
		85,321

Media - 0.04%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	40,000	36,949
5.375%, 06/01/2029(e)	22,000	20,225
4.750%, 03/01/2030(e)	5,000	4,337
Nexstar Media, Inc., 5.625%, 07/15/2027(e)	20,000	18,503
Townsquare Media, Inc., 6.875%, 02/01/2026(e)	16,000	15,150
Urban One, Inc., 7.375%, 02/01/2028(e)	17,000	15,460
		110,624

Metals & Mining - 0.10%
Coeur Mining, Inc., 5.125%, 02/15/2029	15,000	12,732

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	19

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Metals & Mining (continued)
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(e)	$78,000	$75,184
IAMGOLD Corp., 5.750%, 10/15/2028(e)	40,000	30,948
Mineral Resources, Ltd., 8.500%, 05/01/2030(e)	140,000	143,822
		262,686

Mortgage Real Estate Investment Trusts (REITs) - 0.05%
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	160,000	132,417

Multiline Retail - 0.01%
Macy's Retail Holdings LLC:
5.875%, 03/15/2030(e)	25,000	22,218
4.500%, 12/15/2034	10,000	7,287
		29,505

Oil, Gas & Consumable Fuels - 0.35%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
7.875%, 05/15/2026(e)	40,000	40,769
5.750%, 03/01/2027(e)	65,000	63,589
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	40,000	38,118
Civitas Resources, Inc., 5.000%, 10/15/2026(e)	70,000	65,888
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.750%,
04/01/2025	50,000	48,890
CVR Energy, Inc., 5.750%, 02/15/2028(e)	78,000	71,664
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	35,000	32,079
Enerflex, Ltd., 9.000%, 10/15/2027(e)	47,000	45,753
Hess Midstream Operations LP:
5.125%, 06/15/2028(e)	50,000	47,518
4.250%, 02/15/2030(e)	25,000	22,357
5.500%, 10/15/2030(e)	30,000	27,941
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(e)	40,000	37,395
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	27,000	26,807
NuStar Logistics LP, 6.000%, 06/01/2026	70,000	68,703
Occidental Petroleum Corp., 8.875%, 07/15/2030	10,000	11,641
Parkland Corp.:
5.875%, 07/15/2027(e)	80,000	77,709
4.625%, 05/01/2030(e)	35,000	31,167
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	105,000	96,512
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	55,000	49,176
		903,676

Personal Products - 0.01%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	32,000	30,211

Real Estate Management & Development - 0.07%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	40,000	36,036
Howard Hughes Corp., 4.125%, 02/01/2029(e)	130,000	110,294
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	20,000	15,924
5.000%, 03/01/2031	10,000	7,347
		169,601

Software - 0.07%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	55,000	51,063
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	45,000	39,996

See Notes to Financial Statements.

20	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

	Principal Amount	Value

Software (continued)
Open Text Corp.:
3.875%, 02/15/2028(e)	$40,000	$35,750
3.875%, 12/01/2029(e)	10,000	8,429
Open Text Holdings, Inc., 4.125%, 12/01/2031(e)	60,000	49,559
		184,797

Specialty Retail - 0.08%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	80,000	70,192
Bath & Body Works, Inc., 6.750%, 07/01/2036	33,000	29,528
Foot Locker, Inc., 4.000%, 10/01/2029(e)	20,000	16,708
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	60,000	52,902
Sonic Automotive, Inc., 4.875%, 11/15/2031(e)	30,000	24,221
		193,551

Technology Hardware, Storage & Peripherals - 0.07%
Seagate HDD Cayman, 4.125%, 01/15/2031	45,000	37,727
Xerox Holdings Corp.:
5.000%, 08/15/2025(e)	50,000	47,230
5.500%, 08/15/2028(e)	95,000	82,321
		167,278

Textiles, Apparel & Luxury Goods - 0.00%
Wolverine World Wide, Inc., 4.000%, 08/15/2029	5,000	4,069

TOTAL CORPORATE BONDS
(Cost $7,951,673)		7,972,520

	Shares	Value
COMMON STOCK - 0.10%
Health Care Equipment & Supplies - 0.10%
Carestream Health Holdings Inc(c)(f)	35,172	263,790

TOTAL COMMON STOCK
(Cost $666,158)		263,790

EXCHANGE TRADED FUNDS - 2.21%
Capital Markets - 2.21%
SPDR Blackstone Senior Loan ETF	135,790	5,629,854

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,673,306)		5,629,854

SHORT TERM INVESTMENTS - 2.78%
Fidelity Treasury Portfolio
(4.70% 7-Day Yield)	7,105,034	7,105,034

TOTAL SHORT TERM INVESTMENTS
(Cost $7,105,034)		7,105,034

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	21

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2023 (Unaudited)

Total Investments- 148.59%
(Cost $398,448,666)	$379,088,255

Liabilities in Excess of Other Assets - (8.20)%	(20,921,908)

Leverage Facility - (40.39)%	(103,050,000)

Net Assets - 100.00%	$255,116,347

Amounts above are shown as a percentage of net assets as of March 31, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2023 was 4.85%

3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%

6M US L - 6 Month LIBOR as of March 31, 2023 was 5.31%

1M US SOFR - 1 Month US SOFR as of March 31, 2023 was 4.63%

3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.51%

6M US SOFR - 6 Month US SOFR as of March 31, 2023 was 4.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Security is in default as of period end and is therefore non-income producing.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	A portion of this position was not funded as of March 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2023, the Fund has unfunded delayed draw loans in the amount of $281,153. Fair value of these unfunded delayed draws was $265,099.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $26,650,305, which represented approximately 10.45% of net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.

See Notes to Financial Statements.

22	www.bgflx.com

Statement of
Blackstone Floating Rate Enhanced Income Fund	Assets and Liabilities

March 31, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost $398,448,666)	$379,088,255
Cash	716,149
Receivable for investment securities sold	13,915,054
Interest receivable	2,148,568
Receivable for shares sold	1,204,421
Prepaid expenses and other assets	18,907
Total Assets	397,091,354

LIABILITIES:
Payable for investment securities purchased	35,136,736
Leverage facility	103,050,000
Interest due on leverage facility	406,881
Net unrealized depreciation on unfunded loan commitments	9,164
Distributions payable to common shareholders	2,018,195
Accrued advisory fee	32,440
Accrued trustees' fees payable	43,775
Accrued distribution fees payable	31,568
Accrued shareholder servicing fees payable	31,538
Accrued transfer agent fees payable	135,709
Other payables and accrued expenses	1,079,001
Total Liabilities	141,975,007
Net Assets Attributable to Common Shareholders	$255,116,347

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 12,099,110 shares issued and outstanding)	$12,099
Paid-in capital in excess of par value	316,559,498
Total distributable earnings	(61,455,250)
Net Assets Attributable to Common Shareholders	$255,116,347

NET ASSET VALUE
Class I:
Net asset value per share	$21.04
Net assets	$130,281,038
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	6,193,238

Class T:
Net asset value per share	$21.00
Net assets	$101,278,809
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	4,823,498

Class D:
Net asset value per share	$21.06
Net assets	$51,811
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	2,460

Class T-I:
Net asset value per share	$21.52
Net assets	$9,122,569
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	423,985

Class U:
Net asset value per share	$21.93
Net assets	$14,382,120
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	655,929

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	23

Blackstone Floating Rate Enhanced Income Fund	Statement of Operations

For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$17,771,417
Dividends	33,688
Total Investment Income	17,805,105

EXPENSES:
Advisory fee	1,303,104
Fund accounting and administration fees	198,711
Distribution fees	158,619
Shareholder servicing fees	158,692
Insurance expense	45,642
Legal and audit fees	312,423
Custodian fees	67,515
Trustees' fees and expenses	83,819
Printing expense	94,739
Transfer agent fees	174,037
Interest on leverage facility	3,017,516
Other expenses	33,223
Total expenses	5,648,040
Reimbursement from Adviser/Advisory fee waiver	(356,127)
Net Expenses	5,291,913
Net Investment Income	12,513,192

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities and unfunded commitments	(9,410,354)
Net realized loss on investments	(9,410,354)
Net change in unrealized appreciation on:
Investment securities and unfunded commitments	13,135,867
Net change in unrealized appreciation on investments	13,135,867
Net Realized and Unrealized Gain on Investments	3,725,513

Net Increase in Net Assets Attributable to Common Shares from Operations	$16,238,705

See Notes to Financial Statements.

24	www.bgflx.com

Statements of
Blackstone Floating Rate Enhanced Income Fund	Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income	$12,513,192	$18,539,319
Net realized loss on investments	(9,410,354)	(12,145,214)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	13,135,867	(35,135,095)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	16,238,705	(28,740,990)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(6,554,410)	(10,070,890)
Class T	(4,799,074)	(6,956,474)
Class D	(2,779)	(5,448)
Class T-I	(392,735)	(467,480)
Class U	(664,854)	(900,652)
Net Decrease in Net Assets from Distributions to Common Shareholders	(12,413,852)	(18,400,944)

SHARES TRANSACTIONS, IN DOLLARS:
Class I
Proceeds from shares sold	$5,766,428	$26,912,411
Distributions reinvested	2,096,150	3,249,622
Cost of shares redeemed	(24,952,078)	(26,317,391)
Redemption fees	620	5,822
Class T
Proceeds from shares sold	1,014,380	6,289,015
Distributions reinvested	2,448,321	3,432,465
Cost of shares redeemed	(13,080,493)	(19,808,780)
Redemption fees	1,768	–
Class D
Proceeds from shares sold	265	10,314
Cost of shares redeemed	(17,891)	(53,657)
Redemption fees	185	–
Class T-I
Proceeds from shares sold	873,857	1,358,794
Distributions reinvested	22,709	30,714
Cost of shares redeemed	(22,696)	(74,785)
Redemption fees	–	–
Class U
Distributions reinvested	532,318	726,266
Cost of shares redeemed	(1,267,053)	(562,731)
Redemption fees	–	–
Net Decrease from Capital Share Transactions	(26,583,209)	(4,801,921)
Net Decrease in Net Assets	$(22,758,356)	$(51,943,855)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	25

Statements of Changes
Blackstone Floating Rate Enhanced Income Fund	in Net Assets (Continued)

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
NET ASSETS
Beginning of period	$277,874,703	$329,818,558
End of period	$255,116,347	$277,874,703

SHARE TRANSACTIONS, IN SHARES:
Class I
Beginning shares	7,008,983	6,887,241
Shares sold	273,892	1,142,846
Reinvestment in shares	99,842	143,316
Shares redeemed	(1,189,479)	(1,164,420)
Net change in shares resulting from shares transactions	(815,745)	121,742
Ending shares	6,193,238	7,008,983

Class T
Beginning shares	5,281,949	5,723,013
Shares sold	48,470	271,715
Reinvestment in shares	116,777	151,749
Shares redeemed	(623,698)	(864,528)
Net change in shares resulting from shares transactions	(458,451)	(441,064)
Ending shares	4,823,498	5,281,949

Class D
Beginning shares	3,306	5,189
Shares sold	13	435
Reinvestment in shares	–	–
Shares redeemed	(859)	(2,318)
Net change in shares resulting from shares transactions	(846)	(1,883)
Ending shares	2,460	3,306

Class T-I
Beginning shares	383,449	327,887
Shares sold	40,546	57,542
Reinvestment in shares	1,057	1,328
Shares redeemed	(1,067)	(3,307)
Net change in shares resulting from shares transactions	40,536	55,562
Ending shares	423,985	383,449

Class U
Beginning shares	689,715	681,694
Shares sold	–	–
Reinvestment in shares	24,316	30,792
Shares redeemed	(58,102)	(22,771)
Net change in shares resulting from shares transactions	(33,786)	8,021
Ending shares	655,929	689,715

See Notes to Financial Statements.

26	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$16,238,705
Adjustments to reconcile net increase/decrease in net assets attributable to common shares from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(179,902,268)
Proceeds from disposition of investment securities	238,065,004
Discounts accreted/premiums amortized	(825,884)
Net realized (gain)/loss on:
Investment securities and unfunded loan commitments	9,410,354
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded commitments	(13,135,867)
Net purchases of short term investments	(2,740,240)
(Increase)/Decrease in assets from:
Interest receivable	99,717
Prepaid expenses and other assets	(18,907)
Increase/(Decrease) in liabilities from:
Interest due on leverage facility	(396,932)
Net unrealized depreciation on unfunded loan commitments	(40,562)
Accrued advisory fees payable	32,440
Accrued trustees' fees payable	3,684
Accrued distribution fees payable	(1,812)
Accrued shareholder servicing fees payable	(1,819)
Accrued transfer agent fees payable	(5,006)
Other payables and accrued expenses	(321,337)
Net Cash Provided by/(Used in) Operating Activities	66,459,270

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	39,000,000
Payments on leverage facility	(68,000,000)
Cost of shares redeemed - net of redemption fees	(39,337,638)
Proceeds from shares sold	7,569,437
Distributions paid to common shareholders (net of distributions reinvested)	(7,194,055)
Net Cash Provided by (Used in) Financing Activities	(67,962,256)

Net Decrease in Cash	(1,502,986)
Cash, Beginning Balance	$2,219,135
Cash, Ending Balance	$716,149

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on leverage facility during the period	$3,414,448
Non cash reinvestment of distributions	$5,099,498

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	27

Blackstone Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.74		$24.16	$22.85	$24.24	$25.00	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.03		1.40	1.44	1.46	1.66	0.90
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.29		(3.43)	1.23	(1.41)	(0.76)	(0.01)
Total Income/(Loss) from Investment Operations	1.32		(2.03)	2.67	0.05	0.90	0.89

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.02)		(1.39)	(1.36)	(1.44)	(1.66)	(0.89)
Total Distributions to Common Shareholders	(1.02)		(1.39)	(1.36)	(1.44)	(1.66)	(0.89)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	–

Net asset value - end of period	$21.04		$20.74	$24.16	$22.85	$24.24	$25.00

Total Investment Return - Net Asset Value(c)	6.37%		(8.75%)	11.93%	0.49%	3.82%	3.61%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.07	%(f)	2.51%	2.17%	2.63%	3.30%	3.40	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	0.77	%(f)	0.65%	0.63%	0.60%	0.73%	1.60	%(d)
Interest on leverage	2.30	%(f)	0.86%	0.54%	1.03%	1.57%	0.80	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.27	%)(f)	(0.20%)	(0.28%)	(0.27%)	(0.59%)	(2.15	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.80	%(f)	2.31%	1.89%	2.36%	2.71%	1.25	%(d)
Excluded expenses(e)	(3.30	%)(f)	(1.86%)	(1.54%)	(2.01%)	(2.36%)	(0.90	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.50	%(f)	0.45%	0.35%	0.35%	0.35%	0.35	%(d)
Net investment income	9.80	%(f)	6.06%	6.04%	6.42%	6.82%	5.17	%(f)

See Notes to Financial Statements.

26	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018

Net assets, end of period (000s)	$130,281		$145,395	$166,404	$132,194	$215,196	$187,942
Portfolio turnover rate	88	%(g)	77%	98%	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$103,050		$132,050	$148,700	$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$116,551		$147,100	$146,669	$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,476		$3,104	$3,218	$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	29

Blackstone Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.71		$24.12	$22.81	$24.19	$24.94	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.97		1.28	1.32	1.33	1.53	0.58
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.29		(3.42)	1.23	(1.39)	(0.75)	(0.09)
Total Income/(Loss) from Investment Operations	1.26		(2.14)	2.55	(0.06)	0.78	0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.97)		(1.27)	(1.24)	(1.33)	(1.54)	(0.55)
Total Distributions to Common Shareholders	(0.97)		(1.27)	(1.24)	(1.33)	(1.54)	(0.55)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	–	0.00 (b)	0.01	0.01	–

Net asset value - end of period	$21.00		$20.71	$24.12	$22.81	$24.19	$24.94

Total Investment Return - Net Asset Value(c)	6.06%		(9.19%)	11.39%	0.02%	3.33%	2.00%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.56	%(f)	3.00%	2.66%	3.12%	3.86%	3.90	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.25	%(f)	1.15%	1.12%	1.12%	1.29%	1.83	%(d)
Interest on leverage	2.31	%(f)	0.85%	0.54%	1.00%	1.57%	1.07	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.25	%)(f)	(0.20%)	(0.27%)	(0.29%)	(0.62%)	(1.85	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	4.31	%(f)	2.80%	2.39%	2.83%	3.24%	2.05	%(d)
Excluded expenses(e)	(3.81	%)(f)	(2.35%)	(2.04%)	(2.48%)	(2.89%)	(1.70	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.50	%(f)	0.45%	0.35%	0.35%	0.35%	0.35	%(d)
Net investment income	9.31	%(f)	5.55%	5.53%	5.88%	6.31%	5.86	%(f)

See Notes to Financial Statements.

30	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018

Net assets, end of period (000s)	$101,279		$109,363	$138,018	$151,091	$177,032	$117,661
Portfolio turnover rate	88	%(g)	77%	98%	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$103,050		$132,050	$148,700	$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$116,551		$147,100	$146,669	$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,476		$3,104	$3,218	$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	31

Blackstone Floating Rate Enhanced Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.77		$24.19	$22.89	$24.24	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.00		1.32	1.38	1.38	1.59
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.22		(3.41)	1.23	(1.38)	(0.74)
Total Income/(Loss) from Investment Operations	1.22		(2.09)	2.61	–	0.85

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.00)		(1.33)	(1.31)	(1.39)	(1.61)
Total Distributions to Common Shareholders	(1.00)		(1.33)	(1.31)	(1.39)	(1.61)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.07		–	–	0.04	–

Net asset value - end of period	$21.06		$20.77	$24.19	$22.89	$24.24

Total Investment Return - Net Asset Value(b)	6.24%		(8.96%)	11.60%	0.41%	3.57%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	40.94	%(d)	29.54%	12.26%	2.89%	3.65%
Advisory Fee	1.00	%(d)	1.00%	1.00%	1.00%	1.00%
Expenses before reimbursement from Adviser and Advisory fee waiver	37.65	%(d)	27.74%	10.72%	0.94%	1.06%
Interest on leverage	2.29	%(d)	0.80%	0.54%	0.95%	1.59%
Reimbursement from Adviser and Advisory fee waiver	(36.90	%)(d)	(27.05%)	(10.12%)	(0.35%)	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	4.04	%(d)	2.49%	2.14%	2.54%	2.98%
Excluded expenses(c)	(3.54	%)(d)	(2.04%)	(1.79%)	(2.19%)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.50	%(d)	0.45%	0.35%	0.35%	0.35%
Net investment income	9.53	%(d)	5.69%	5.78%	6.11%	6.57%

Net assets, end of period (000s)	$52		$69	$126	$143	$70
Portfolio turnover rate	88	%(e)	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$103,050		$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$116,551		$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(f)	$3,476		$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(d)	Annualized.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

32	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T-I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period April 22, 2019 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.22		$24.71	$23.38	$24.71	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.00		1.32	1.35	1.28	0.67
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.29		(3.51)	1.25	(1.41)	(0.28)
Total Income/(Loss) from Investment Operations	1.29		(2.19)	2.60	(0.13)	0.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.99)		(1.30)	(1.27)	(1.35)	(0.68)
Total Distributions to Common Shareholders	(0.99)		(1.30)	(1.27)	(1.35)	(0.68)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		–	0.00 (b)	0.15	–

Net asset value - end of period	$21.52		$21.22	$24.71	$23.38	$24.71

Total Investment Return - Net Asset Value(c)	6.08%		(9.18%)	11.33%	0.35%	1.58%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.66	%(f)	3.15%	2.95%	4.97%	27.10	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.34	%(f)	1.27%	1.41%	3.23%	24.49	%(d)
Interest on leverage	2.32	%(f)	0.88%	0.54%	0.74%	1.61	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.34	%)(f)	(0.32%)	(0.56%)	(2.37%)	(23.65	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	4.32	%(f)	2.83%	2.39%	2.60%	3.45	%(d)
Excluded expenses(e)	(3.82	%)(f)	(2.38%)	(2.04%)	(2.25%)	(3.10	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.50	%(f)	0.45%	0.35%	0.35%	0.35	%(d)
Net investment income	9.32	%(f)	5.60%	5.54%	5.74%	6.17	%(f)

Net assets, end of period (000s)	$9,123		$8,136	$8,103	$5,693	$287
Portfolio turnover rate	88	%(g)	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$103,050		$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$116,551		$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(h)	$3,476		$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	33

Blackstone Floating Rate Enhanced Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period November 29, 2019 (Commencement of Operations) to September 30, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.62		$25.18	$23.82	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.02		1.34	1.38	1.09
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.30		(3.57)	1.28	(1.15)
Total Income/(Loss) from Investment Operations	1.32		(2.23)	2.66	(0.06)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.01)		(1.33)	(1.30)	(1.13)
Total Distributions to Common Shareholders	(1.01)		(1.33)	(1.30)	(1.13)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		–	0.00 (b)	0.01

Net asset value - end of period	$21.93		$21.62	$25.18	$23.82

Total Investment Return - Net Asset Value(c)	6.10%		(9.19%)	11.36%	0.01%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.57	%(f)	3.02%	2.84%	4.11	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.26	%(f)	1.16%	1.30%	2.42	%(d)
Interest on leverage	2.31	%(f)	0.86%	0.54%	0.69	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.26	%)(f)	(0.21%)	(0.45%)	(1.58	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	4.31	%(f)	2.81%	2.39%	2.53	%(d)
Excluded expenses(e)	(3.81	%)(f)	(2.36%)	(2.04%)	(2.18	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.50	%(f)	0.45%	0.35%	0.35	%(d)
Net investment income	9.31	%(f)	5.57%	5.53%	5.66	%(f)

Net assets, end of period (000s)	$14,382		$14,913	$17,168	$16,609
Portfolio turnover rate	88	%(g)	77%	98%	87	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$103,050		$132,050	$148,700	$148,000
Average borrowings outstanding during the period (000s)	$116,551		$147,100	$146,669	$166,950
Asset coverage, end of period per $1,000(h)	$3,476		$3,104	$3,218	$3,066

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

34	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of March 31, 2023, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an “Investment Company” under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Semi-Annual Report | March 31, 2023	35

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

On December 3, 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board of Trustees of the Fund (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2023:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Diversified Consumer Services	$–	$12,522,878	$699,700	$13,222,578
Financial Services	–	7,837,060	2,103,341	9,940,401
Health Care Providers & Services	–	29,889,332	1,324,669	31,214,001
Insurance	–	4,990,006	932,536	5,922,542
IT Services	–	7,109,655	2,537,081	9,646,736
Other	–	267,098,608	–	267,098,608
Collateralized Loan Obligation Securities
Financial Services	–	–	21,072,191	21,072,191
Corporate Bonds	–	7,972,520	–	7,972,520
Common Stock
Health Care Equipment & Supplies	–	–	263,790	263,790
Exchange Traded Funds	5,629,854	–	–	5,629,854
Short Term Investments	7,105,034	–	–	7,105,034
Total	$12,734,888	$337,420,059	$28,933,308	$379,088,255

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

36	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

The changes of the fair value of investments for which the Fund has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Common Stock	Total
Balance as of September 30, 2022	$13,785,207	$18,608,635	$666,158	$33,060,000
Accrued discount/ premium	30,920	(26,536)	–	4,384
Realized Gain/(Loss)	(45,605)	(82,244)	–	(127,849)
Change in Unrealized
Appreciation/(Depreciation)	293,512	704,318	(402,368)	595,462
Purchases(1)	6,785,520	4,035,875	–	10,821,395
Sales Proceeds(2)	(4,741,690)	(2,167,857)	–	(6,909,547)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	(8,510,537)	–	–	(8,510,537)
Balance as of March 31, 2023	$7,597,327	$21,072,191	$263,790	$28,933,308
Net change in unrealized appreciation/(depreciation) included in the
Statements of Operations attributable to Level 3 investments held at March 31, 2023	$109,323	$466,887	$(402,368)	$173,842

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of March 31, 2023:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$7,597,327	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	21,072,191	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	263,790	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended March 31, 2023, Management has analyzed the tax positions taken by the Fund and has concluded that no income tax provision is required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2023, the Fund did not incur a liability arising from any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such have not incorporated any uncertain tax positions that result in a provision for income taxes.

Semi-Annual Report | March 31, 2023	37

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Distributions to Shareholders: The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund since inception of $1,622,394 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. Offering costs were fully amortized during the year ended September 30, 2022.

The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2023. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”).

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement effective through January 31, 2024, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay waived amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). For the period ended March 31, 2023, the Adviser reimbursed $356,127 in fees and expenses to the Fund which are included under Reimbursement from Adviser/Advisory fee waiver on the Statement of Operations.

As of March 31, 2023, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed in period ending September 30, 2020	Expenses reimbursed in year ending September 30, 2021	Expenses reimbursed in year ending September 30, 2022	Expenses reimbursed in period ending March 31, 2023
Class	Subject to repayment until maximum expiration date of September 30, 2023	Subject to repayment until maximum expiration date of September 30, 2024	Subject to repayment until maximum expiration date of September 30, 2025	Subject to repayment until maximum expiration date of September 30, 2026
Class I	$79,611	$406,008	$338,675	$182,155
Class T	99,340	382,743	253,462	129,801
Class D	116	11,798	26,077	10,849
Class T-I	12,948	37,424	26,852	14,255
Class U	101,016	78,226	35,076	19,067
Total	$293,031	$916,199	$680,142	$356,127

Trustee Compensation

Effective January 1, 2022, the Fund, together with Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund (the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit Closed-End Funds.

38	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Distribution and Servicing Fees

Blackstone Securities Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, Class T-I Shares, and Class U Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class T-I Shares, and Class U Shares, respectively. The Fund pays the Distributor a Servicing Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares, respectively. For the period ended March 31, 2023, Class T Shares, Class T-I Shares, and Class U Shares incurred distribution fees of $129,995, $10,619, and $18,005, respectively. For the period ended March 31, 2023, Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares incurred servicing fees of $129,995, $73, $10,619, and $18,005, respectively. Class I Shares do not incur a Distribution Fee or a Servicing Fee. The Distributor may pay all or a portion of these fees to selling agents.

Other Agreements

ALPS serves as administrator to the Fund. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems, Inc. serves as transfer agent, dividend paying agent and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems, Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended March 31, 2023, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Floating Rate Enhanced Income Fund	$182,440,487	$223,094,206

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the period ended March 31, 2023, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the Adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of March 31, 2023, the reimbursement amount of $239,294 is recorded as other payables and accrued expenses on the Fund’s Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2023	39

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At March 31, 2023, 94.10% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At March 31, 2023, the Fund had invested $16,233,871 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

40	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Semi-Annual Report | March 31, 2023	41

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

NOTE 7. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien Delayed Draw Term Loan	$298	$294	$(4)
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan	253,140	237,636	(9,172)
Pediatric Associates Holding Co. LLC, First Lien Delayed Draw Term Loan	27,715	27,169	12
Total	$281,153	$265,099	$(9,164)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statement of Assets and Liabilities. For the period ended March 31, 2023, the Fund recorded a net change in unrealized depreciation on unfunded loan commitments totaling $40,562.

NOTE 8. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with The Bank of Nova Scotia, as the administrative agent, and a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018, and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 9, 2020, as further amended on January 14, 2021, as further amended on December 31, 2021, as further amended on January 27, 2022 and as further amended on December 30, 2022, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 1.00% above adjusted term SOFR with respect to Tranche A loans, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other Tranche A loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 1.05% above adjusted term SOFR with respect to Tranche B loans and each swing line loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the period ended March 31, 2023, the Fund had no borrowings outstanding for Tranche B. At March 31, 2023, the Fund had borrowings outstanding under its Leverage Facility of $103,050,000, at an interest rate of 5.81% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2023. For the period ended March 31, 2023, the average borrowings under the Fund’s Leverage Facility and the weighted average interest rate was $116,551,099 and 4.90%, respectively for Tranche A. During the period ended March 31, 2023, the Fund incurred $127,625 for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statement of Operations.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

42	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

NOTE 9. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 7.5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the Repurchase Pricing Date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the Repurchase Pricing Date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the period ended March 31, 2023, the Fund completed 6 monthly repurchase offers. In the offers for October 2022 and November 2022, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. In the offers for December 2022, January 2023, February 2023 and March 2023, the Fund offered to repurchase no less than 7.5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 12, 2022	5%	October 12, 2022	$3,609,619	173,539	1.30%
November 10, 2022	5%	November 10, 2022	15,627,965	745,928	5.95%
December 12, 2022	7.5%	December 12, 2022	8,557,362	411,116	3.26%
January 12, 2023	7.5%	January 12, 2023	6,847,917	323,134	2.62%
February 10, 2023	7.5%	February 10, 2023	2,760,255	128,182	1.06%
March 10, 2023	7.5%	March 10, 2023	1,937,094	91,305	0.75%

(a)	If total repurchase request exceeds 7.5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks, which are further discussed in the Fund’s Prospectus. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Semi-Annual Report | March 31, 2023	43

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the repurchase request deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the repurchase request deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Loans are subject to a number of risks, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

44	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

“Covenant-lite” Obligations Risk: The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk: Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. In March 2022, the Federal Reserve raised interest rates by 0.25%, the first increase since December 2018. Subsequently, the Federal Reserve raised interest rates a cumulative 4.00% throughout the six remaining Federal Reserve meetings in 2022, by 0.25% in February 2023 and by 0.25% in March 2023. Furthermore, the Federal Reserve indicated that additional rate hikes may be appropriate at the remaining meetings in 2023.

Semi-Annual Report | March 31, 2023	45

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Systematic Strategies Related to Bond Investments Risk: With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the “Model”) or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

LIBOR Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR in 2017. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

46	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Force Majeure Risk: The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk: Outbreaks of contagious disease, including COVID-19, or other adverse public health developments in the U.S. or worldwide could have a material adverse effect on the Fund’s business, financial condition and results of operations. While many of the direct impacts of the COVID-19 pandemic have eased, the longer-term macroeconomic effects on global supply chains, inflation, labor shortages and wage increases continue to impact many industries. Moreover, with the potential for new strains of existing viruses to emerge, or other pandemics or epidemics, governments and businesses may re-impose aggressive measures to help slow its spread in the future. For this reason, among others, the potential global impacts are uncertain and difficult to assess. The full extent of the impact and effects of COVID-19, and any future pandemics or epidemics, will depend on future developments, including, among other factors, how rapidly variants develop, availability, acceptance and effectiveness of vaccines along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19, or any future pandemics or epidemics, and resulting impacts on the financial, economic and capital markets environment, and future developments in these and other areas, present uncertainty and risk with respect to our performance and results of operations.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom leaving the European Union, instability in the Chinese capital markets and the COVID-19 pandemic.

Certain of the Fund’s investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests). The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its investments and operations, and the ability of the Fund to achieve its investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Fund’s business or the business of the Fund’s investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’s business and the business of the Fund’s portfolio companies or obligors rely.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund or its obligors have a commercial relationship could adversely affect, among other things, the Fund’s or its obligors’ ability to pursue key strategic initiatives, including by affecting the Fund’s or its obligors’ ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if an obligor has a commercial relationship with a bank that has failed or is otherwise distressed, the obligor may experience issues receiving financial support to support its operations or consummate transactions, to the detriment of its business, financial condition and/or results of operations. The ability of the Fund and its obligors to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Semi-Annual Report | March 31, 2023	47

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Cyber-Security Risk and Identity Theft Risks: The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

48	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage. Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Inflation and Supply Chain Risk: Certain of the Fund’s obligors operate in industries that have been impacted by inflation and global supply chain issues. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and the operations of the Fund’s obligors. If such obligors are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates continue to rise in response to inflation. In addition, any projected future decreases in the operation results of the Fund’s obligors due to inflation could adversely impact the fair value of those investments. Any decrease in the fair value of our investments could result in the future realized or unrealized losses and therefore reduce our net assets resulting from operations. Furthermore, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation.

NOTE 11. INCOME TAX

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the six months ended March 31, 2023 and the fiscal year ended September 30, 2022, respectively, are as follows:

2023	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$12,413,852
Total	$12,413,852

2022	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$18,400,944
Total	$18,400,944

Semi-Annual Report | March 31, 2023	49

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities at March 31, 2023, calculated using book/tax differences as of the most recently ended fiscal year, September 30, 2022, are as follows:

Blackstone Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$398,563,360
Gross appreciation (excess of value over tax cost)	$2,350,212
Gross depreciation (excess of tax cost over value)	(21,825,697)
Net unrealized appreciation	$(19,475,485)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 13. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on April 13, 2023, and 323,452 shares were repurchased for $6,906,238.

The Fund completed a monthly repurchase offer on May 10, 2023, and 334,718 shares were repurchased for $7,035,370.

50	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Additional Information

March 31, 2023 (Unaudited)

Portfolio Information

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at http://www.bgflx.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | March 31, 2023	51

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev April 2021

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and income
• Assets and investment experience
• Risk tolerance and transaction history
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

52	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Secured Lending Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or give us your income information

•   provide employment information or give us your contact information

•   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Our joint marketing partners include financial services companies.

Semi-Annual Report | March 31, 2023	53

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us
If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

54	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

•	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
•	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
•	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

•	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
•	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

•	Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

Semi-Annual Report | March 31, 2023	55

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

•	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
•	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
•	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
•	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);
•	Professional or employment-related information (e.g., current or past job history); and
•	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us	•	From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)
	•	When you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls
	•	When you make transactions with respect to the Fund
	•	When you interact with our online platforms and websites (such as bxaccess.com)
	•	When you purchase securities from us and/or tell us where to send money
	•	From cookies, web beacons, and similar interactions when you or your devices access our sites
	•	When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.
Personal Data we obtain from others	We obtain Personal Data from:
	•	Publicly available and accessible directories and sources
	•	Bankruptcy registers
	•	Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction
	•	Governmental and competent regulatory authorities to whom we have regulatory obligations
	•	Credit agencies
	•	Fraud prevention and detection agencies / organizations
	•	Transaction counterparties

56	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
Contract	It is necessary to perform our contract with you to:
	•	Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds
	•	Meet the resulting contractual obligations we have to you
	•	Facilitate the continuation or termination of the contractual relationship between you and the Fund
	•	Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund
Compliance with law	It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:
	•	Undertake our client and investor due diligence, and on-boarding checks
	•	Carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks
	•	Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)
	•	Comply with requests from regulatory, governmental, tax and law enforcement authorities
	•	Carry out surveillance and investigations
	•	Carry out audit checks
	•	Maintain statutory registers
	•	Prevent and detect fraud
	•	Comply with sanctions requirements

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Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Legitimate Interests	For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:
	•	Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis
	•	Assess and process any applications or requests made by you
	•	Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme
	•	Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme
	•	Address or investigate any complaints, claims, proceedings or disputes
	•	Provide you with, and inform you about, our investment products and services
	•	Monitor and improve our relationships with investors
	•	Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks
	•	Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’, terrorist financing, and sanctions checks)
	•	Manage our risk and operations
	•	Comply with our accounting and tax-reporting requirements
	•	Comply with our audit requirements
	•	Assist with internal compliance with our policies and processes
	•	Ensure appropriate group management and governance
	•	Keep our internal records
	•	Prepare reports on incidents/accidents
	•	Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
	•	Analyze and manage commercial risks
	•	Seek professional advice, including legal advice
	•	Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions
	•	Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles
	•	Monitor communications to/from us using our systems
	•	Protect the security and integrity of our information technology systems
	•	Protect the security and safety of our buildings and locations where we operate
	•	Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)
	•	Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks
	•	Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Who we share your Personal Data With

Your Personal Data will be shared with:

Who	Why
Fund Associates	We share your Personal Data with our associates, related parties and members of our group. This is:
	•	To manage our relationship with you
	•	For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations
	•	For the purposes set out in this Data Privacy Notice
Fund	•	Delivering the services you require
Managers,	•	Managing your investment
Depositories,	•	Supporting and administering investment-related activities
Administrators, Custodians, Distributors, Investment Advisers	•	Complying with applicable investment, anti-money laundering and other laws and regulations
Tax Authorities	•	To comply with applicable laws and regulations
	•	Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities
	•	Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)
Service Providers	•	Delivering and facilitating the services needed to support our business relationship with you (including cloud services)
	•	Supporting and administering investment-related activities
	•	Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice
Financing Counterparties, Lenders, Correspondent and Agent Banks	•	Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures
	•	Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles
Our Lawyers,	•	Providing you with investment-related services
Auditors and other	•	To comply with applicable legal and regulatory requirements
Professional Advisers	•	Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
•	Other organizations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in "What Personal Data do we collect about you?" above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data Internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and Your Right to Withdraw It

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details.

Retention and Deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

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Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Your Rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)
•	Restrict the use of your Personal Data in certain circumstances
•	Have incomplete or inaccurate Personal Data corrected
•	Ask us to stop processing your Personal Data
•	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or Queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Semi-Annual Report | March 31, 2023	61

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2023 (Unaudited)

Contact Us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries:
40 Berkeley Square, London, W1J 5AL, United Kingdom
All other queries:
345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

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Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2023 (Unaudited)

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since September 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since September 2017	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP. (formerly, Ciner Resources LP) (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since September 2017	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds
Jane M. Siebels Birth Year: 1960	Trustee, Member of Audit and Nominating and Governance Committees	Since November 2021	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; JackPotJoy (Bahamas) (until 2021); Amber Asset Management (until 2019)

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Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2023 (Unaudited)

INTERESTED TRUSTEE (3):

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

TRUSTEE EMERITUS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Michael F. Holland(4) Birth Year: 1944	Trustee Emeritus	Trustee from September 2017 – May 2022 Trustee Emeritus since May 2022 Trustee Emeritus term expires May 2023	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	N/A	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019)

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Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2023 (Unaudited)

OFFICERS:
Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Since March 2022	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director and is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit. Before joining Blackstone Credit, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.

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Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2023 (Unaudited)

OFFICERS (continued):
Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation During the Past Five Years
William Renahan Birth Year: 1969	Chief Compliance Officer	Since September 2022	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management. Mr. Renahan previously served for approximately 13 years at Legg Mason and predecessor firms as a Managing Director and Senior Counsel. He was also previously an associate in the New York office of the law firm Battle Fowler LLP (which subsequently merged into Paul Hastings LLP). Mr. Renahan has been an active member of the Investment Company Institute (“ICI”) and served as Chairman of the ICI’s Closed-End Fund Committee from 2014-2018.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Since February 2021	Ms. Naratil is a Principal of Blackstone Credit and part of the Institutional Client Solutions team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee, Trustee Emeritus and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund and Blackstone Alternative Multi-Strategy Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.
(4)	Mr. Holland became a Trustee Emeritus of the Fund effective May 25, 2022.

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Page Intentionally Left Blank

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, Missouri 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgflx.com.

1.844.702.1299 | WWW.BGFLX.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 2, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 2, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 2, 2023